EXHIBIT 1
         to SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)

             The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  July 30, 2003


                                    INVEMED CATALYST FUND, L.P.

                                    By: INVEMED CATALYST GENPAR, LLC,
                                        General Partner

                                        By: GLADWYNE CATALYST GENPAR, LLC,
                                            Managing Member


                                            By: /s/ Suzanne M. Present
                                                -------------------------------
                                                Name:  Suzanne M. Present
                                                Title:  Member


                                    INVEMED CATALYST GENPAR, LLC

                                    By: GLADWYNE CATALYST GENPAR, LLC,
                                        Managing Member


                                        By: /s/ Suzanne M. Present
                                            -----------------------------------
                                            Name:  Suzanne M. Present
                                            Title:  Member


                                    GLADWYNE CATALYST GENPAR, LLC


                                    By: /s/ Suzanne M. Present
                                        ---------------------------------------
                                        Name:  Suzanne M. Present
                                        Title:  Member


                                    INVEMED SECURITIES, INC.


                                    By: /s/ Kenneth G. Langone
                                        ---------------------------------------
                                        Name: Kenneth G. Langone
                                        Title: Chairman of the Board
                                               and President


                                    /s/ Kenneth G. Langone
                                    -------------------------------------------
                                    Kenneth G. Langone